UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21937	68-0262011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2550 Stanwell Drive

Concord, California 94520

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 25, 2014, Cerus Corporation (the “Company”) announced its financial results for its fourth quarter and year ended December 31, 2013. A copy of the Company’s press release, entitled “Cerus Corporation Reports Fourth Quarter and Year-End 2013 Results,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished with this report:

99.1	Press release, dated February 25, 2014, entitled “Cerus Corporation Reports Fourth Quarter and Year-End 2013 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: February 25, 2014	By:	/s/ KEVIN D. GREEN
Kevin D. Green Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 25, 2014, entitled “Cerus Corporation Reports Fourth Quarter and Year-End 2013 Results.”

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